UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

UNION ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39089	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1425 Brickell Ave., #57B Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 981-0630

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one ordinary share and one redeemable warrant	LATNU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	LATN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	LATNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 22, 2021, Union Acquisition Corp. II (the “Company,” “Union,” “we,” “us,” or “our”) held an extraordinary general meeting (the “Extraordinary General Meeting”) of its shareholders in connection with the proposed business combination (the “Business Combination”) contemplated by the business combination agreement (the “Business Combination Agreement”), dated as of March 31, 2021, by and among Union, Crynssen Pharma Group Limited, a private limited liability company registered and incorporated under the laws of Malta (“Procaps Group”), Procaps Group, S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (“Holdco”) and OZLEM limited, an exempted company incorporated under the laws of the Cayman Islands. The Business Combination is described in the definitive proxy statement filed by Union (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on August 26, 2021.

At the Extraordinary General Meeting holders of 15,367,317 of the Company’s ordinary shares (the “Ordinary Shares”), which represents approximately 82.8% of the Ordinary Shares outstanding and entitled to vote as of August 19, 2021, the record date for the Extraordinary General Meeting, were represented in person or by proxy. At the Extraordinary General Meeting, the shareholders voted on and approved the Business Combination Proposal, the Merger Proposal and the Nasdaq Proposal, in each case as defined and described in greater detail in the Definitive Proxy Statement and incorporated herein by reference.

The approval of the Business Combination Proposal and the Nasdaq Proposal each required an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the shareholders of the Company that are entitled to vote and who attended and voted at the Extraordinary General Meeting. Approval of the Merger Proposal required a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the shareholders of Union that are entitled to vote and who attended and voted at the Extraordinary General Meeting.

Set forth are the final voting results for each of the proposals:

Approval of the Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,868,703	498,614	0	N/A

Approval of the Merger Proposal

The Merger Proposal was approved. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,868,702	498,615	0	N/A

Approval of the Nasdaq Proposal

The Nasdaq Proposal was approved. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,867,476	499,841	0	N/A

The Company and Procaps Group have agreed to close the Business Combination prior to September 30, 2021 and expect Holdco’s ordinary shares and warrants to commence trading on the Nasdaq Global Market under the ticker symbols “PROC” and “PROCW,” respectively, on the first business day after closing occurs.

Item 8.01. Other Events.

As of 3:00pm Eastern Time on September 22, 2021, a total of 7,657,670 Ordinary Shares had been presented for redemption in connection with the Extraordinary General Meeting (the “Redemptions”).

Any demand for redemption may be withdrawn at any time, with Union’s consent, until the closing of the Business Combination. If a Union shareholder has delivered its shares for redemption to Union’s transfer agent and has decided within the required timeframe not to exercise its redemption rights, it may request that Union’s transfer agent return the shares. Such requests may be made by contacting Union’s transfer agent at:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

On September 23, 2021, the Company issued a press release announcing the results of the Extraordinary General Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This information in the Current Report on Form 8-K includes certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the products offered by Procaps Group and the markets in which it operates, and Holdco’s projected future results. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements also include the expected listing of the shares and warrants of Holdco and the closing of the transaction. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to(1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the proposed Business Combination; (4) effects on the Company’s public securities’ liquidity and trading; (5) the market’s reaction to the proposed Business Combination; (6) the lack of a market for the Company’s securities; (7) the Company’s and Procaps Group’s financial performance following the proposed Business Combination; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or Procaps Group may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by the Company. We cannot assure you that the forward-looking statements in this Current Report on Form 8-K prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Business Combination due to the failure of the Company to satisfy other closing conditions in the Business Combination agreement, the occurrence of any event that could give rise to the termination of the Business Combination agreement, the ability to recognize the anticipated benefits of the Business Combination, the outcome of any legal proceedings that may be instituted against the Company or Procaps Group following announcement of the proposed Business Combination and related transactions, the impact of COVID-19 on Procaps Group’s business and/or the ability of the parties to complete the Business Combination, the ability to obtain or maintain the listing of the Company’s or Procaps Group’s ordinary shares on Nasdaq following the proposed Business Combination, costs related to the proposed Business Combination, changes in applicable laws or regulations, the possibility that the Company or Procaps Group may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks including those included under the header “Risk Factors” in the Definitive Proxy Statement filed with the SEC and those included under the header “Risk Factors” in the final prospectus of the Company related to its initial public offering, as well as the Company’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Holdco, the Company and Procaps Group assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Holdco, the Company nor Procaps Group gives any assurance that either Holdco, the Company or Procaps Group will achieve its expectations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Acquisition Corp. II
Dated: September 23, 2021
	By:	/s/ Kyle P. Bransfield
	Name:	Kyle P. Bransfield
	Title:	Chief Executive Officer

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